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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 25, 2006

MAGNA ENTERTAINMENT CORP. (Exact Name of Registrant as Specified in its Charter)
Delaware (State or Other Jurisdiction of Incorporation)

000-30578 (Commission File Number)	98-0208374 (I.R.S. Employer Identification No.)
337 Magna Drive, Aurora, Ontario, Canada L4G 7K1 (Address of Principal Executive Offices) (Zip Code)
(905) 726-2462 (Registrant's Telephone Number, Including Area Code)
Not Applicable (Former Name or Former Address, if changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definite Agreement

In a Form 8-K dated August 28, 2006, the registrant reported that it sold the Magna Golf Club located in Aurora, Ontario to Magna International Inc. under the terms of an asset purchase agreement.

The current report is hereby amended by incorporating a copy of the asset purchase agreement, which is attached as Exhibit 10.1 hereto.

Item 9.01    Financial Statements and Exhibits

(c)
Exhibits

Exhibit 10.1	Asset Purchase Agreement made as of August 25, 2006 between Magna International Inc. as the Purchaser and MEC Holdings (Canada) Inc. as the Vendor. (The schedules to this agreement, which are listed in the Section 1.6 of the agreement, have not been included and will be furnished to the SEC upon request.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAGNA ENTERTAINMENT CORP. (Registrant)
November 8, 2006	by:	/s/ WILLIAM G. FORD William G. Ford Corporate Secretary

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SIGNATURES